SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

CHECK THE APPROPRIATE BOX:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12


                              FUELCELL ENERGY, INC.
                              ---------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:_______
          ______________________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:__________
          ______________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________
     (4)  Proposed maximum aggregate value of transaction:______________________
     (5)  Total Fee paid:_______________________________________________________
[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.
     (1)  Amount Previously Paid:_______________________________________________
     (2)  Form, Schedule or Registration Statement No.__________________________
     (3)  Filing Party:_________________________________________________________
     (4)  Date Filed:___________________________________________________________

                              FUELCELL ENERGY, INC.
                              3 GREAT PASTURE ROAD
                         DANBURY, CONNECTICUT 06813-1305





                                               October 6, 2000



Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of FuelCell Energy, Inc. ("Fuel Cell"), which will be held on Tuesday, November 21, 2000 at 10:00 A.M., at the company's offices at 3 Great Pasture Road, Danbury, Connecticut. The formal Notice of Special Meeting and Proxy Statement, fully describing the matters to be acted upon at the meeting, appear on the following pages.

     The only matter scheduled to be considered at the meeting is a proposal to amend the company's Certificate of Incorporation to increase the number of authorized shares of common stock.

     The Board of Directors recommends the approval of the proposal being presented at the Special Meeting of Shareholders as being in the best interest of FuelCell. We urge you to read the Proxy Statement and give the proposal your careful attention before completing the enclosed proxy card.

     Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the meeting, please take the time to vote in one of these ways:

     o By mail - fill in, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope.

     o By telephone - call the toll-free telephone number on your proxy card to vote by phone.

     o Via Internet - visit the web site noted on your proxy card to vote via the Internet.

     You may attend the meeting and vote in person even if you have previously voted by proxy in one of the three ways listed above.

                                      Sincerely yours,


                                      /s/ Jerry Leitman
                                      ---------------------------
                                          Jerry Leitman
                                            PRESIDENT

                              FUELCELL ENERGY, INC.

                              3 GREAT PASTURE ROAD

                         DANBURY, CONNECTICUT 06813-1305



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 21, 2000



                                                               October 6, 2000

To the Shareholders of
   FuelCell Energy, Inc.:

         A Special Meeting of Shareholders of FuelCell Energy, Inc., a Delaware corporation ("FuelCell"), is being called by the Board of Directors of the company and will be held at the company's offices at 3 Great Pasture Road, Danbury, Connecticut, on November 21, 2000 at 10:00 A.M., prevailing local time, for the following purposes:

         1. To consider and act upon a proposal to amend the Certificate of Incorporation of FuelCell to increase the number of authorized shares of common stock from 20,000,000 shares to 150,000,000 shares.

         2. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Only shareholders of record at the close of business on October 6, 2000 are entitled to notice of and to vote at the meeting or any adjournments thereof.

                           By Order of the Board of Directors,


                                        /s/ Joseph G. Mahler
                                        --------------------
                                        Joseph G. Mahler
                                              SECRETARY

     ---------------------------------------------------------------------------

                                    IMPORTANT

          Please complete, sign, and date the enclosed proxy and return it promptly in the enclosed return envelope which has been provided for your convenience or vote your shares by touchtone telephone, whether or not you plan to attend the meeting. Your prompt response will assure a quorum and reduce solicitation expense.

     ---------------------------------------------------------------------------

                              FUELCELL ENERGY, INC.
                              3 GREAT PASTURE ROAD
                         DANBURY, CONNECTICUT 06813-1305


                         SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 21, 2000


                                 PROXY STATEMENT




         This Proxy Statement, mailed to shareholders on October 10, 2000, is furnished in connection with the solicitation by the Board of Directors of FuelCell Energy, Inc., a Delaware corporation ("FuelCell"), of proxies to be voted at the Special Meeting of Shareholders to be held in Danbury, Connecticut, on November 21, 2000, and any adjournments thereof, for the purposes set forth in the accompanying notice. Each proxy will be voted with respect to all shares represented by it in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no directions are specified will be voted in favor of the actions described by the proxy. Any proxy may be revoked at any time prior to exercise by written notice to the Secretary of FuelCell by the person giving the proxy.

         The cost of soliciting proxies will be borne by FuelCell. Solicitation of proxies is being made by FuelCell through the mail, in person, and by telephone. Regular employees of FuelCell may engage in such solicitation, but will not be specifically compensated for such services. FuelCell will also request brokers and other nominees to forward soliciting materials to the beneficial owners of the stock held of record by such persons and will reimburse such persons for their expenses in forwarding such materials.

         Only shareholders of record of FuelCell common stock at the close of business on October 6, 2000 are entitled to notice of and to vote at the meeting or adjournments thereof. On October 6, 2000, FuelCell had outstanding 15,708,962 shares of common stock.

                        PROPOSED AMENDMENT TO FUELCELL'S
                    CERTIFICATE OF INCORPORATION TO INCREASE
                      THE AUTHORIZED SHARES OF COMMON STOCK
                                 TO 150,000,000

         On August 12, 2000, FuelCell's Board of Directors adopted resolutions amending, subject to shareholder approval at the special meeting, the first paragraph of Article FOURTH of the Certificate of Incorporation to increase the authorized number of shares of common stock. The revised paragraph would read as follows:

                     "FOURTH:   The  total  number  of shares of stock which the
                Corporation shall have authority to issue is as follows:


                     150,000,000 shares of Common Stock, $.0001 par value (the "Common Stock"); and 250,000 shares of Preferred Stock, $.01 par value (the "Preferred Stock").

         Of the 20,000,000 currently authorized shares of common stock, as of October 6, 2000, 15,708,962 shares of common stock were outstanding and 3,373,764 shares of common stock were required to be reserved for issuance relating to outstanding options and warrants. The proposed amendment to the Certificate of Incorporation would increase the number of authorized shares of common stock to 150,000,000.

         The affirmative vote of the holders of a majority of the outstanding shares of the common stock of FuelCell is sufficient for the adoption of the proposal to approve the amendment to the Certificate of Incorporation increasing the number of authorized shares of common stock. Consequently, any shares not voted (whether by abstention or broker non-votes) have the same effect as votes against the proposed amendment to the Certificate of Incorporation.

         The   Board  of   Directors   recommends   that  the  shareholders vote
FOR this proposal.

                       REASONS FOR THE PROPOSED AMENDMENT
                       OF THE CERTIFICATE OF INCORPORATION

         The reasons for the proposed increase in the number of authorized shares of common stock are to make such additional shares available for future issuances for cash, as share dividends and stock splits, for acquisitions of property or stock of other corporations, upon the exercise of stock options, and for other purposes, as occasion may arise. The Board of Directors believes it is desirable that FuelCell have such additional shares available for situations in which their issuance may be suitable without the delay which would result from holding a meeting of shareholders to authorize the issuance of additional shares.

         The additional authorized shares of common stock would have the same rights and privileges as the shares of common stock presently authorized and/or outstanding. The issuance of additional shares of common stock other than on a pro-rata basis to all holders of such stock would reduce the proportionate interest of such shareholders.

         The authorized but unissued shares of common stock also could be used by incumbent management to make more difficult, and thereby discourage, an attempt to acquire control of FuelCell. For example, the shares could be privately placed with purchasers who might support the Board of Directors in opposing a hostile takeover bid. This issuance of the new shares also could be used to dilute the stock ownership and voting power of a third party seeking to remove directors, replace incumbent directors, accomplish certain business combinations, or alter, amend, or repeal provisions of the Certificate of Incorporation. To the extent that it impedes any such attempts, the issuance of shares of common stock following the amendment may serve to perpetuate existing management.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of October 6, 2000 with respect to: (a) the only shareholders known to management to own beneficially more than 5% of the outstanding common stock of FuelCell; (b) each of FuelCell's directors; (c) each of the executive officers of FuelCell; and (d) all of FuelCell's directors and executive officers as a group.

                                                 SHARES OF        PERCENTAGE OF
                                                  COMMON           OUTSTANDING
                                                STOCK OWNED          COMMON
NAME                                           BENEFICIALLY         STOCK (1)

Warren D. Bagatelle                             1,316,200(2)          8.38
c/o Loeb Partners Corp.
61 Broadway
New York, NY  10006

Thomas L. Kempner                                 936,400(2)          5.96
c/o Loeb Partners Corp.
61 Broadway
New York, NY  10006

Loeb Investors Co., LXXV                          936,400(2)          5.96
61 Broadway
New York, NY  10006

Daimler Benz affiliate                          1,373,274             8.74
MTU-Friedrichshafen
GmbH ("MTU")
Neue Technologien, Gebaude 6.1
Zimmer 102A D-85521 Ottobrunn
Germany

James D. Gerson                                   584,398(3)          3.72
c/o Fahnestock and Co.
780 3rd Avenue
New York, NY  10017

Jerry D. Leitman                                  601,800(4)          3.83

Bernard S. Baker                                    3,700(5)           *

William A. Lawson                                  50,000              *

Christopher R. Bentley                            163,391(6)          1.04

                                                SHARES OF          PERCENTAGE OF
                                                  COMMON             OUTSTANDING
                                                STOCK OWNED            COMMON
NAME                                           BENEFICIALLY           STOCK (1)

Hansraj C. Maru                                   114,114(7)           *

Joseph G. Mahler                                   75,900(8)           *

Michael Bode(9)                                      --                *

John A. Rolls                                       4,000              *

Thomas R. Casten                                     --                 *

Ballentine Capital Management, Inc.               863,400             5.50
10 Avon Meadow Lane
Avon, CT  06001

All Directors and Executive                     2,913,503(10)        18.55
      Officers as a Group
      (12 persons)

* Less than one percent.

(1) Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed.

(2) Warren Bagatelle and Thomas L. Kempner, by virtue of being general partners of Loeb Investors Co. LXXV, may each be deemed to beneficially own the shares of the Loeb Investors Co. LXXV. Each of Mr. Kempner and Mr. Bagatelle is a member of a group, as that term is used in Section 13(d) of the Exchange Act, which group, in the aggregate, owns 1,316,200 shares of Common Stock.

(3) Mr. Gerson's shareholdings include 56,600 shares held by his wife, Barbara Gerson, as Custodian for one child and also includes 47,400 shares held by a private foundation, of which Mr. Gerson is President and a Director. Mr. Gerson disclaims beneficial ownership of the securities held by his wife and by the private foundation.

(4) Mr. Leitman's shareholdings include currently exercisable options to purchase 600,000 shares of Common Stock.

(5)       Includes 3,700 shares owned   jointly  by  Dr. Baker  and  his   wife,
          Cornelia Baker.

(6) Mr. Bentley's shareholdings include exercisable options to purchase 36,450 shares of Common Stock, which will vest within 60 days.

(7)       Dr.  Maru's  shareholdings  include currently  exercisable  options to
          purchase  72,198   shares  of  Common Stock, which will vest within 60
          days.

(8) Mr. Mahler's shareholdings include currently exercisable options to purchase 75,000 shares of Common Stock.

(9)       Michael Bode is an executive officer of MTU.

(10)      Includes currently  exercisable  options to purchase 783,648 shares of
          Common  Stock,  which  are currently   exercisable or are  exercisable
          within 60 days.

                                  OTHER MATTERS

         Management does not expect any matters to come before the meeting other than those to which reference is made in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

                                       By Order of the Board of Directors,

                                                      /s/ Joseph G. Mahler
                                                      --------------------
                                                      Joseph G. Mahler
                                                         SECRETARY

                                  PROXY BY MAIL

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED BELOW.

Please mark your vote like this.   [X]

1. To consider and act upon a proposal to amend the Certificate of Incorporation of FuelCell to increase the number of authorized shares of common stock from 20,000,000 shares to 150,000,000 shares.

FOR               AGAINST           ABSTAIN

[      ]          [      ]          [      ]

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW.



PLEASE MARK, SIGN,.DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY NUMBER:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature:

Signature:

Date:

Please complete, sign, and date the enclosed proxy and return it promptly in the enclosed return envelope which has been provided for your convenience or vote your shares by touchtone telephone, whether or not you plan to attend the meeting. Your prompt response will assure a quorum and reduce solicitation expense.

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                          VOTE BY TELEPHONE OF INTERNET

                          QUICK *** EASY *** IMMEDIATE

                              FUELCELL ENERGY, INC.

You can now vote your shares electronically through the Internet or telephone. This eliminates the need to return the proxy card.
Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET
WWW.CONTINENTALSTOCK.COM

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE
1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

           PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED ELECTRONICALLY

                              FUELCELL ENERGY, INC.
                              3 Great Pasture Road
                         Danbury, Connecticut 06813-1305

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be Held November 21, 2000

         A Special Meeting of Shareholders of FuelCell Energy, Inc., a Delaware corporation ("FuelCell"), is being called by the Board of Directors of the company and will be held at the company's offices at 3 Great Pasture Road, Danbury, Connecticut, on November 21, 2000 at 10:00 A.M., prevailing local time, for the purposes listed on reverse side hereof.

         Only shareholders of record at the close of business on October 6, 2000 are entitled to notice of and to vote at the meeting or any adjournments thereof.

                              (sign on reverse side)


                              FOLD AND DETACH HERE